Exhibit 10.17

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED, OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT THAT IS CURRENT WITH RESPECT TO THIS NOTE OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL, SATISFACTORY TO THE BORROWER AS TO BOTH OPINION AND COUNSEL, THAT ANY SUCH PROPOSED DISPOSITION IS IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE STATE SECURITIES LAW.

$7,000,000	Effective Date: December 31, 2012
New York, New York	Maturity Date: March 31, 2013

FOR VALUE RECEIVED, the undersigned, SFX HOLDING CORPORATION, a Delaware corporation (the “Borrower”), hereby promises to pay to the order of ROBERT F.X. SILLERMAN (the “Holder”) the principal sum of $7,000,000, plus interest, as more specifically described below.

1.             Issuance. This note (this “Note”) is being issued on December 31, 2012 (the “Effective Date”) contemporaneously with the issuance of other notes (each, an “Other Note”), each of which is being issued upon the same terms as this Note (except potentially as to the aggregate principal amount represented by such Other Note) and which Other Notes, collectively with this Note, have an aggregate unpaid principal balance (at a given time of determination, the “Aggregate Unpaid Principal”) as of the Effective Date of $7,000,000. Additionally, contemporaneously with the issuance of this Note to the Holder, the Borrower is issuing warrants to the Holder that entitle the Holder to purchase shares of the Borrower’s common stock, par value $0.001 per share (“Common Stock”), subject to the terms thereof.

2.             Interest.

(a)           Interest will accrue on the unpaid principal balance of this Note (at a given time of determination, “Unpaid Principal”) at a rate of 9% per annum. Interest will be calculated based on a 365-day year and charged for the actual number of days elapsed after the Effective Date through and including the last date on which Unpaid Principal was unpaid. Interest will be first payable on the Maturity Date (or, with respect to any Unpaid Principal that is prepaid before the Maturity Date, on the date of such prepayment) and, if any principal remains unpaid after the Maturity Date, will continue to accrue on such Unpaid Principal until such Unpaid Principal is paid.

(b)           With respect to each payment of interest, the Borrower shall pay such interest in one of the following manners (at the Borrower’s option): (i) by paying such interest entirely in cash; (ii) by issuing an amount of shares of Common Stock, at an assumed value per share equal to $5.00, equal to the amount of such interest; or (iii) through a combination of paying cash or issuing shares of Common Stock at an assumed value per share equal to $5.00. In order to evidence an issuance of shares of Common Stock in satisfaction of the payment of interest as contemplated by the immediately foregoing clause (ii) or (iii), the Borrower shall deliver to the Holder one or more share certificates evidencing the aggregate amount of such shares. By accepting delivery of this Note, (x) the Holder acknowledges that transfer of any such shares will be subject to the transfer restrictions set forth on the certificate evidencing such shares and (y) the Holder hereby agrees that the Holder shall sign and deliver to the Borrower an acknowledgment pursuant to which the Holder acknowledges that the Holder has received any such certificate or certificates and is aware of such transfer restrictions.

3.             Maturity Date; Payment. All Unpaid Principal, together with all accrued and unpaid interest, will be due and payable on the date (the “Maturity Date”) that is the earlier of the following: (a) March 31, 2013; or (b) such earlier date on which such amounts become due and payable because of acceleration in accordance with the terms hereof. On the Maturity Date, the Borrower shall pay the entire Unpaid Principal at such time together with all accrued and unpaid interest then owing.

4.             Prepayment.

(a)                                 Subject to Sections 4(b) and (c), the Borrower is permitted to prepay this Note, in whole or in part, (i) without penalty or premium and (ii) without prior notice to the Holder. Any payments made pursuant to this Note will be deemed to be applied first toward the payment of interest and then toward the payment of principal. The total amount outstanding (including accrued but unpaid interest) hereunder will be reduced accordingly by any such prepayment.

(b)                                 If after the Effective Date the Borrower issues any capital stock in exchange for cash consideration, then the Borrower shall, contemporaneously with or promptly after the closing of such issuance, prepay an amount of Unpaid Principal and interest hereunder equal to, in aggregate, the lesser of (i) the aggregate amount of all Unpaid Principal at the time of such prepayment plus the aggregate amount of all interest owing at the time of such prepayment and (ii) an amount equal to one-third of the gross cash consideration that the Borrower receives pursuant to such issuance multiplied by a fraction (x) the numerator of which is the amount of Unpaid Principal at the time of such prepayment and (y) the denominator of which is the Aggregate Unpaid Principal at such time.

(c)                                  If after the Effective Date the Borrower enters into any debt obligation for borrowed money whereby the Borrower receives $15,000,000 or more in loan proceeds, then the Borrower shall, contemporaneously with or promptly after the closing of such debt obligation, prepay all Unpaid Principal and interest hereunder.

5.             Bankruptcy Events and Remedies.

(a)           Each of the following events constitutes an event of default under this Note (each, an “Event of Default”):

(i)            the Borrower defaults in the payment of all or any part of the principal or interest due under or pursuant to this Note as and when it becomes due and payable;

(ii)           the Borrower, pursuant to or within the meaning of Title 11, U.S. Code or any similar federal or state law for the relief of debtors (collectively, “Bankruptcy Law”) (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against the Borrower in an involuntary case or proceeding, (C) consents to the appointment of a trustee of the Borrower or for all or substantially all of the Borrower’s property, (D) makes a general assignment for the benefit of the Borrower’s creditors or (E) is unable to pay the Borrower’s debts as they become due; and

(iii)          a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Borrower, in an involuntary case, or (B) appoints a trustee of the Borrower for all or substantially all of the Borrower’s property, and, in any such case, such order or decree is not withdrawn, dismissed, or stayed for 60 days.

(b)           If an Event of Default specified in Sections 5(a)(ii) or (iii) occurs, then the principal and interest hereunder will thereby become and be immediately due and payable without any declaration or other act on the part of the Holder.

6.             Governing Law. This Note is governed by, and is to be interpreted and enforced in accordance with, the internal laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

7.             Consent to Jurisdiction and Venue. By accepting this Note, the Holder hereby irrevocably and unconditionally submits to the exclusive jurisdiction of, and venue in, any state or federal court located within the City of New York in the State of New York (any such court, a “Permitted Court”) for the purposes of any claim (including any complaint, counterclaim, or cross-claim), lawsuit, action, or litigation by or before any governmental entity (in each case whether civil, criminal or regulatory, whether at law or in equity, and whether sounding in contract, tort, or otherwise) (each of the foregoing, a “Suit”) arising out of or relating to this Note, and in each case the appropriate appellate courts therefrom, and, by accepting this Note, the Holder agrees not to commence any such Suit in a court other than any Permitted Court. By accepting this Note, the Holder (a) hereby irrevocably and unconditionally waives any objection to the laying of venue of any Suit arising out of or relating to this Note in any Permitted Court, and (b) hereby irrevocably and unconditionally waives any objection that the Holder might now or in the future have, and agrees not to plead or claim, that any such Suit brought in any Permitted Court has been brought in an inconvenient forum.

8.             Waiver of Jury Trial. By accepting this Note, to the extent permitted by law, the Holder hereby irrevocably and unconditionally waives any right that the Holder might have to a trial by jury in any Suit arising out of or relating to this Note. By accepting this Note, the Holder acknowledges that: (a) the Holder has considered the implications of the waiver in this Section 8; (b) the Borrower will continue to rely upon the waiver in this Section 8 in the Borrower’s future dealings arising out of or relating to this Note; and (c) this provision is a material inducement for the Borrower to issue this Note to the Holder.

9.             Amendments; Waivers.

(a)           This Note can be amended if, and only if, such amendment is in writing and is signed by both the Borrower and the Holder.

(b)           No waiver by the Holder of the Holder’s rights, powers, or privileges hereunder, and no failure or delay by the Holder in exercising any of the Holder’s rights, powers, or privileges hereunder, will be enforceable against the Holder unless such waiver was given in a written instrument signed by the Holder. No single or partial exercise of the Holder’s rights, powers, or privileges under this Note will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder or otherwise.

10.                               Assignment. By accepting this Note, the Holder acknowledges that the Holder shall not, and shall not purport to, assign any of the Holder’s rights hereunder without the prior written consent of the Borrower, and any such purported assignment without obtaining such written consent will be void.

11.                               No Third-Party Beneficiaries. No provision hereof is intended to confer, will confer, or will be deemed to confer benefits, rights, or remedies upon any person other than upon the Holder and the Borrower, their respective successors, and their respective permitted assigns.

12.                               Captions. Titles, captions, and headings included herein are for convenience of reference only and do not affect the meaning, construction, or interpretation hereof or of any provision hereof.

13.                               Severability. If any portion or provision hereof is to any extent determined to be illegal, invalid, or unenforceable by a court of competent jurisdiction, then the remainder hereof, and the application of such portion or provision in circumstances other than those as to which it is so determined to be illegal, invalid, or unenforceable, as applicable, will not be affected thereby. Without limiting the generality of the immediately foregoing sentence, if any portion or provision hereof is determined by any court of competent jurisdiction to be unenforceable by reason of excessive scope as to geographic, temporal, or functional coverage, then such provision will be deemed to extend only over the maximum geographic, temporal, and functional scope as to which such court determines it is permitted to be enforceable.

14.                               Interpretation; Construction. Except as otherwise expressly provided this Note: (a) in instances in which a word or phrase is defined herein, each of the other grammatical forms of such word or phrase has a correlative meaning; (b) the terms “hereof,” “herein,” “hereunder,” “hereby,” “hereto,” “herewith,” and words of import similar to any of the foregoing are to be construed to refer to this Note as a whole and not to any particular Section or provision of this Note; (c) a reference herein to a “Section” is a reference to a section of this Note; (d) the words “include,” “includes,” and “including” as used herein are deemed to be followed by the words “without limitation” and the canon of construction ejusdem generis is not to be applied with respect to the construction thereof; and (e) the symbol “$” means United States dollars. Any rule of construction or interpretation otherwise requiring this Note to be construed or interpreted against the Borrower or the Holder by virtue of the authorship hereof is not to affect the construction and interpretation hereof.

15.                               Business Day. If any date by which an action is to be taken hereunder falls on a date that is not a Business Day, then such date is deemed to refer to the first Business Day after such date. “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by law to close.

[Signature page follows]

This Note is being signed by the Borrower as of the Effective Date.

SFX HOLDING CORPORATION

By:	/s/ Shelly Finkel
Name: Shelly Finkel
Title: President